UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2026

Kenvue Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way
Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 874-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	KVUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 9, 2026, Kenvue Inc. (the “Company”) entered into a Third Supplemental Indenture dated as of October 9, 2026 (the “Third Supplemental Indenture”), to the indenture dated as of March 22, 2023, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by (i) the first supplemental indenture dated as of March 22, 2023 (the “First Supplemental Indenture”), providing for the issuance of the Company’s 5.050% Senior Notes due 2028 (the “2028 Notes”), 5.000% Senior Notes due 2030 (the “2030 Notes”), 4.900% Senior Notes due 2033 (the “2033 Notes”), 5.100% Senior Notes due 2043 (the “2043 Notes”), 5.050% Senior Notes due 2053 (the “2053 Notes”) and 5.200% Senior Notes due 2063 (the “2063 Notes”) and (ii) the second supplemental indenture dated as of May 22, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, as further supplemented by the Third Supplemental Indenture, the “Indenture”), providing for the issuance of the Company’s 4.850% Senior Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2043 Notes, the 2053 Notes and the 2063 Notes, the “Existing Kenvue Notes”).

The Third Supplemental Indenture was entered into to effect certain amendments to the Indenture (described below) for which consents were solicited by Kimberly-Clark Corporation (“Kimberly-Clark”) on behalf of the Company (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”), in connection with Kimberly-Clark’s previously announced offers to exchange any and all Existing Kenvue Notes for up to $7,000,000,000 aggregate principal amount of new notes issued by Kimberly-Clark (the “Kimberly-Clark Notes”) and cash (each, an “Exchange Offer” and, collectively, the “Exchange Offers”).

The amendments contained in the Third Supplemental Indenture (1) eliminate substantially all of the restrictive covenants in the Indenture with respect to each series of Existing Kenvue Notes, (2) eliminate certain of the events which may lead to an “Event of Default” in the Indenture with respect to each series of Existing Kenvue Notes (other than the failure to pay principal, premium or interest), (3) eliminate the Securities and Exchange Commission reporting covenant in the Indenture with respect to each series of Existing Kenvue Notes and (4) eliminate certain restrictions on the Company in the Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person with respect to each series of Existing Kenvue Notes (collectively, the “Amendments”).

The Third Supplemental Indenture was effective upon execution; provided that the Amendments with respect to a series of the Existing Kenvue Notes will become operative only upon the settlement of the Exchange Offer and Consent Solicitation relating to such series of the Existing Kenvue Notes (the time of such settlement, the “Settlement Date”) in accordance with the terms of the confidential offering memorandum and consent solicitation statement, dated as of September 28, 2026 (as amended or supplemented from time to time). The Settlement Date is expected to occur promptly following the expiration date of the Exchange Offers (the time of such expiration, the “Expiration Date”). The Expiration Date is expected to occur on or about the closing date of the acquisition of the Company by Kimberly-Clark. On the Settlement Date, with respect to a series of Existing Kenvue Notes, the Amendments effected by the Third Supplemental Indenture with respect to such series of Existing Kenvue Notes will become automatically operative without any further action from the Company, the Trustee, Kimberly-Clark or the holders of the Existing Kenvue Notes.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Third Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Kimberly-Clark Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the Kimberly-Clark Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, regarding the settlement of the Exchange Offers and Consent Solicitations. Forward-looking statements may be identified by the use of words such as “plans,” “expects,” “may,” “will,” “anticipates,” “estimates,” “aims,” and other words of similar meaning in conjunction with, among other things: discussions of future operations and expected costs and payments. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current beliefs, expectations and assumptions of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results and financial condition could vary materially from the expectations and projections of the Company and its affiliates. Potential risks and uncertainties that could cause actual events and results described in this Current Report on Form 8-K to differ from those expected include, among others, risks around consummation of the previously announced acquisition of the Company by Kimberly-Clark.

A list and descriptions of additional risks, uncertainties and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other filings, available at www.kenvue.com or on request from the Company. The Company and its affiliates undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Description

4.1	Third Supplemental Indenture dated October 9, 2026 between the Company and Deutsche Bank Trust Company Americas, as trustee, to the Indenture dated March 22, 2023 between the Company and Deutsche Bank Trust Company Americas, as trustee

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.

Date: October 13, 2026	By:	/s/ Pinto Adhola
		Name:	Pinto Adhola
		Title:	Assistant General Counsel, North America & Corporate Secretary